UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

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ZIOPHARM Oncology, Inc.

(Name of Registrant as Specified In Its Charter)

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Ziopharm Oncology Announces Receipt of Shareholders’ Intent

to Solicit Written Consents

Boston, October 16, 2020 — Ziopharm Oncology, Inc. (“Ziopharm” or the “Company”) (Nasdaq: ZIOP), today announced that it has received a notice, and acknowledges the filing of, a preliminary consent solicitation statement by WaterMill Asset Management Corp., Mr. Robert W. Postma and affiliated parties who together report to own 7,173,650 shares of Ziopharm, stating they intend to solicit the written consent of stockholders to remove without cause four members of the Company’s Board of Directors, amend several bylaws and elect the three individuals to the Company’s Board of Directors, including Mr. Postma himself. The Company has issued the following statement commenting on the notice:

“Our Board and management are committed to act in the best interests of its stockholders to create sustainable long-term value. We understand the importance of constructive shareholder engagement and place a high value on shareholder input.

Ziopharm is committed to having an independent and refreshed Board of Directors. Seven of our eight directors are non-employee directors, four of whom have joined the Company since June of 2019, including Christopher Bowden, MD, Kevin Buchi, Heidi Hagen and James Huang. As recently noted in the Company’s September 22 announcement of our most recent director appointment, Mr. Buchi, we continue to expect the Board to evolve, and to actively review the Board membership to ensure the skills and experience of directors support the evolving strategy and future prospects of the business.”

Ziopharm recommends all of its stockholders refrain from taking any action at this time. The Company will review the notice and respond to the participating stockholders in due course.

About Ziopharm Oncology, Inc.

Ziopharm is developing non-viral and cytokine-driven cell and gene therapies that weaponize the body’s immune system to treat the millions of people globally diagnosed with a solid tumor each year. With its multiplatform approach, Ziopharm is at the forefront of immuno-oncology with a goal to treat any type of solid tumor. Ziopharm’s pipeline is built for commercially scalable, cost effective T-cell receptor T-cell therapies based on its non-viral Sleeping Beauty gene transfer platform, a precisely controlled IL-12 gene therapy, and rapidly manufactured Sleeping Beauty-enabled CD19-specific CAR-T program. The Company has clinical and strategic partnerships with the National Cancer Institute, The University of Texas MD Anderson Cancer Center and others. For more information, please visit www.ziopharm.com.

Forward-Looking Statements

This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts, and in some cases can be identified by terms such as “may,” “will,” “could,” “expects,” “plans,” “anticipates,” and “believes.” These statements include, but are not limited to, statements regarding the business strategy, plans and objectives of Company management including its expectations regarding stockholder value creation and the expectations regarding the consent solicitation. Although Ziopharm’s management team believes that the expectations reflected in such forward-looking statements are reasonable, investors are cautioned that forward-looking information and statements are subject to various risks and uncertainties, many of which are difficult to predict and generally beyond the control of Ziopharm, that could cause actual results and developments to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements, including those risks and uncertainties listed in Ziopharm’s most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 filed by Ziopharm with the Securities and Exchange Commission (the “SEC”) as well as a discussion of potential risks, uncertainties and other important factors in its subsequent filings with the SEC. All information in this press release is as of the date of the release, and Ziopharm undertakes no duty to update this information unless required by law.

Additional Information

Ziopharm plans to file a consent revocation statement (the “Consent Revocation Statement”) together with a GREEN consent revocation card with the SEC in connection with the consent solicitation initiated by WaterMill Asset Management Corp., Mr. Robert W. Postma and affiliated parties (the “Consent Solicitation”). STOCKHOLDERS ARE URGED TO READ THE CONSENT REVOCATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ZIOPHARM FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of the Consent Revocation Statement, any amendments or supplements thereto and any other documents (including the GREEN consent revocation card) when filed by Ziopharm with the SEC in connection with the Consent Solicitation at the SEC’s website (http://www.sec.gov), at Ziopharm’s website (www.ziopharm.com) by clicking on “Investors” and then “SEC Filings”.

Certain Information Regarding Participants

Ziopharm, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of consent revocation cards from stockholders in connection with the Consent Solicitation. Additional information regarding the identity of these potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Consent Revocation Statement and other materials to be filed with the SEC in connection with the Consent Solicitation. Information relating to the foregoing can also be found in Ziopharm’s definitive proxy statement for its 2020 annual meeting of stockholders (the “2020 Proxy Statement”), filed with the SEC on May 18, 2020. To the extent holdings of Ziopharm’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2020 Proxy Statement, such information has been or will be reflected on Statements of Ownership and Change in Ownership on Forms 3 and 4 filed with the SEC.

Investor Relations Contact:

Chris Taylor

VP, Investor Relations and Corporate Communications

(617) 502-1881

ctaylor@ziopharm.com

Media Relations Contacts:

Chris Kittredge and Zachary Tramonti

Sard Verbinnen & Co.

(617) 546-4250

Ziopharm-SVC@sardverb.com